UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT: SEPTEMBER 1, 2004

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-11038	41-0857886
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6680 N. Highway 49, Lino Lakes, Minnesota	55014
(Address of principal executive offices)	(zip code)

(651) 784-1250
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item   5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          Mrs. Ursula Kiel-Dixon resigned from her position as a director of the Company, and from her positions on the Company’s compensation and strategic planning committees, effective August 31, 2004.  Mr. Richard Lareau resigned from his position as a director of the Company, and from his position on the Company’s audit committee, effective August 31, 2004.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

Dated: September 1, 2004	By:	Matthew C. Wolsfeld
	Its:	Chief Financial Officer